Exhibit 3.1

AMENDED & RESTATED

CERTIFICATE OF INCORPORATION

OF

HYATT HOTELS CORPORATION

_____________________________________________

(Under Sections 242 and 245 of the
Delaware General Corporation Law)
It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is HYATT HOTELS CORPORATION.
2. The Certificate of Incorporation of the Corporation was originally filed under the name “Global Hyatt, Inc.” with the Secretary of State of the State of Delaware on August 4, 2004.
3. This Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware.
4. The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

NAME

     The name of this corporation (the “Corporation”) is: Hyatt Hotels Corporation.

ARTICLE II

ADDRESS OF REGISTERED OFFICE;
NAME OF REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares of stock which the Corporation is authorized to issue is 1,510,000,000 shares, of which 1,000,000,000 shares shall be shares of Class A Common Stock, par value $0.01 per share (the ”Class A Common Stock”), 500,000,000 shares shall be shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), and 10,000,000 shares shall be shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).

Upon this Amended and Restated Certificate of Incorporation becoming effective pursuant to the DGCL (the "Effective Time"), each share of the Corporation's Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) (a) that is then held of record by any holder specified in the resolutions duly adopted by the Board of Directors on October 9, 2009 (the "Specified Holders") will automatically be reclassified into one share of Class A Common Stock and (b) that is then held of record by any holder other than a Specified Holder will automatically be reclassified into one share of Class B Common Stock. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent such number of shares of Class A Common Stock or Class B Common Stock, as applicable, into which the shares of Old Common Stock represented by such certificate have been reclassified.
    Section 2. Common Stock. The Class A Common Stock and the Class B Common Stock shall have the following powers, designations, preferences and rights and qualifications, limitations and restrictions:
        (a)    Voting Rights.
            (i)    Except as otherwise provided herein or by applicable law, the holders of Class A Common Stock and Class B Common Stock shall at all times vote together as a single class on all matters (including election of directors) submitted to a vote of the stockholders of the Corporation.

            (ii)    Each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder as of the applicable record date on any matter that is submitted to a vote of the stockholders of the Corporation.
            (iii)    Each holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock held of record by such holder as of the applicable record date on any matter that is submitted to a vote of the stockholders of the Corporation.
        Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate filed with the Secretary of State establishing the terms of a series of Preferred Stock in accordance with Section 3 of this Article IV) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to applicable law or this Amended and Restated Certificate of Incorporation (including any certificate filed with the Secretary of State establishing the terms of a series of Preferred Stock in accordance with Section 3 of this Article IV).
        (b)    Dividends and Distributions. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive shares of Class A Common Stock or rights to acquire shares of Class A Common Stock, as the case may be, and the holders of shares of Class B Common Stock shall receive shares of Class B Common Stock or rights to acquire shares of Class B Common Stock, as the case may be.
        (c)    Liquidation, etc. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock outstanding at any time, in the event of a voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.
        (d)    Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.
        (e)    Equal Status. Except as expressly provided in this Article IV, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respect as to all matters. In any merger, consolidation, reorganization or other business combination, the consideration received per share by the holders of the Class A Common Stock and the holders of the Class B Common Stock in such merger, consolidation, reorganization or other business combination shall be identical; provided, however, that if such consideration consists, in whole or in part, of shares of capital stock of, or other equity interests in, the Corporation or any other corporation, partnership, limited liability company or other entity, then the powers, designations, preferences and relative, common, participating, optional or other special rights and qualifications, limitations and restrictions of such shares of capital stock or other equity interests may differ to the extent that the powers, designations, preferences and relative, common, participating, optional or other special rights and qualifications, limitations and restrictions of the Class A Common Stock and Class B Common Stock differ as provided herein (including, without limitation, with respect to the voting rights and conversion provisions hereof); and provided further, that, if the holders of the Class A Common Stock or the holders of the Class B Common Stock are granted the right to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of the other class are granted identical election rights. Any consideration to be paid to or received by holders of Class A Common Stock or holders of Class B Common Stock pursuant to any employment, consulting, severance, non-competition or other similar arrangement approved by the Board of Directors, or any duly authorized committee thereof, shall not be considered to be "consideration received per share" for purposes of the foregoing provision, regardless of whether such consideration is paid in connection with, or conditioned upon the completion of, such merger, consolidation, reorganization or other business combination.

        (f)    Conversion.
            (i)    As used in this Section 2(f), the following terms shall have the following meanings:
                (1)    "2007 Investors" shall mean Madrone Capital, LLC, The Goldman Sachs Group, Inc. and Mori Building Capital Investment LLC, and their respective "Affiliates" (as defined in the 2007 Stockholders' Agreement).
                (2)    "2007 Stockholders' Agreement" shall mean that certain Global Hyatt Corporation 2007 Stockholders' Agreement, dated as of August 28, 2007, by and among the Corporation and the 2007 Investors signatory thereto, as amended from time to time.
                (3)    "Agreement Relating to Stock" shall mean that certain Agreement Relating to Stock, dated as of August 28, 2007, between and among each of Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually but in their capacity as trustees, and the other parties signatory thereto, as amended from time to time.
                (4)    "Foreign Global Hyatt Agreement" shall mean that certain Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, between and among the parties signatory thereto, as amended from time to time.
                (5)    "Global Hyatt Agreement" shall mean that certain Amended and Restated Global Hyatt Agreement, dated as of October 1, 2009, between and among each of Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually but in their capacity as trustees, and the other parties signatory thereto, as amended from time to time.
                (6)    “Permitted Transfer” shall mean:
                    (a)    the Transfer of any share or shares of Class B Common Stock to one or more Permitted Transferees of the Registered Holder of such share or shares of Class B Common Stock, or to one or more other Registered Holders and/or Permitted Transferees of such other Registered Holders, or the subsequent Transfer of any share or shares of Class B Common Stock by any such transferee to the Registered Holder and/or one or more other Permitted Transferees of the Registered Holder; provided, however, that for so long as the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, as applicable, remains in effect, any such Transfer of any share or shares of Class B Common Stock held by (i) any Person that is party to, or any other Person directly or indirectly controlled by any one or more Persons that are party to, or otherwise bound by (including Persons who execute a joinder to, and thereby become subject to the provisions of) the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, as applicable, or (ii) with respect to the Foreign Global Hyatt Agreement, any Person directly or indirectly controlled by any one or more non-United States situs trusts which are for the benefit of one or more Pritzkers (even though such Person is not party to the Foreign Global Hyatt Agreement), shall not be a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6)(a) unless, in connection with such Transfer, the transferee (and, in the case of a transferee that is a trust, the requisite number of trustees necessary to bind the trust) (to the extent not already party thereto) executes a joinder to, and thereby becomes subject to the provisions of, as applicable, the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock;
                    (b)    the grant of a revocable proxy to an officer or officers or a director or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
                    (c)    the pledge of a share or shares of Class B Common Stock that creates a security interest in such pledged share or shares pursuant to a bona fide loan or indebtedness transaction, in each case with a third party lender that makes such loan in the ordinary course of its business, so long as the Registered Holder of such pledged share or shares or one or more Permitted Transferees of the Registered Holder continue to exercise exclusive Voting Control over such pledged share or shares; provided, however, that a foreclosure on such pledged share or shares or other action that would result in a Transfer of such pledged share or shares to the pledgee shall not be a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6)(c);

                    (d)    the Transfer of any share or shares of Class B Common Stock held by any Registered Holder that is a 2007 Investor, to any Affiliate of such Registered Holder to the extent that a Transfer to such Affiliate is permitted by, and completed solely in accordance with the terms and conditions of, the 2007 Stockholders' Agreement; provided, however, that such Transfer by a 2007 Investor shall not be a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6)(d) unless, in connection with such Transfer, the transferee (to the extent not already party thereto) executes a joinder to, and thereby becomes subject to the provisions of, the 2007 Stockholders' Agreement;
                    (e)    the existence or creation of a power of appointment or authority that may be exercised with respect to a share or shares of Class B Common Stock held by a trust; provided, however, that the Transfer of such share or shares of Class B Common Stock upon the exercise of such power of appointment or authority shall not be a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6)(e); and
                    (f)    any Transfer approved in advance by the Board of Directors, or a majority of the independent directors serving thereon, upon a determination that such Transfer is consistent with the purposes of the foregoing provisions of this definition of "Permitted Transfer", so long as such Transfer otherwise complies with the provisions of Sections 2(f)(i)(6)(a) or 2(f)(i)(6)(d) of this Article IV, as applicable, requiring transferees (to the extent not already party thereto) to execute joinders to, and thereby become subject to the provisions of, the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, as applicable.
        For the avoidance of doubt, the direct Transfer of any share or shares of Class B Common Stock by a Registered Holder to any other Person shall qualify as a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6), if such Transfer could have been completed indirectly through one or more transactions involving more than one Transfer, so long as each Transfer in such transaction or transactions would otherwise have qualified as a "Permitted Transfer" within the meaning of this Section 2(f)(i)(6). For the further avoidance of doubt, a Transfer may qualify as a “Permitted Transfer” within the meaning of this Section 2(f)(i)(6) under any one or more than one of the clauses of this Section 2(f)(i)(6) as may be applicable to such Transfer, without regard to any proviso in, or requirement of, any other clause(s) of this Section 2(f)(i)(6).
                (7)    “Permitted Transferee” shall mean:
                    (a)    with respect to any Pritzker:
                        (i) one or more other Pritzkers; and
                        (ii) the Pritzker Foundation, and/or any of the eleven private charitable foundations to which the Pritzker Foundation transferred a portion of its assets in September 2002, so long as a majority of the board of directors or similar governing body of such private charitable foundation is comprised of Pritzkers;
                    (b)    with respect to any natural person:
                        (i) his or her lineal descendants who are Pritzkers (such persons are referred to as a person's "Related Persons");
                        (ii) a trust or trusts for the sole current benefit of such natural person and/or one or more of such natural person's Related Persons; provided, however, that a trust shall qualify as a "Permitted Transferee" notwithstanding that a remainder interest in such trust is for the benefit of any Person other than such natural person and/or one or more of such natural person's Related Persons, until such time as such trust is for the current benefit of such Person;
                        (iii) one or more corporations, partnerships, limited liability companies or other entities so long as all of the equity interests in such entities are owned, directly or indirectly, by such natural person and/or one or more of such natural person's Related Persons, and such natural person and/or one or more of such natural person's Related Persons have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership, limited liability company or other entity; and
                        (iv) the guardian or conservator of any such natural person who has been adjudged disabled, incapacitated, incompetent or otherwise unable to manage his or her own affairs by a court of competent jurisdiction, in such guardian's or conservator's capacity as such, and/or the executor, administrator or personal representative of the estate of any such Registered Holder who is deceased, in such executor's, administrator's or personal representative's capacity as such;
                    (c)    with respect to any trust:
                        (i) one or more current beneficiaries of such trust who are Pritzkers, any Permitted Transferee of any such current beneficiary and/or any appointee of a power of appointment exercised with respect to such trust, if such appointee is a Pritzker; provided, however, that any Person holding a remainder interest in such trust shall not be a “Permitted Transferee” of such trust unless such Person is a Pritzker or a Permitted Transferee of any current beneficiary who is a Pritzker;
                        (ii) any other trust so long as the current beneficiaries of such other trust are Pritzkers, and/or any other trust for the benefit of an appointee of a power of appointment exercised with respect to such trust, if such appointee is a Pritzker; provided, however, that such other trust shall qualify as a "Permitted Transferee" notwithstanding that a remainder interest in such other trust is for the benefit of any Person other than a Pritzker until such time as such other trust is for the current benefit of such Person;
                        (iii) any current trustee or trustees of such trust in the capacity as trustee of such trust, and any successor trustee or trustees in the capacity as trustee of such trust; and
                        (iv) one or more corporations, partnerships, limited liability companies or other entities so long as all of the equity interests in such entities are owned, directly or indirectly, by such trust and/or one or more Permitted Transferees of such trust, and such trust and/or one or more Permitted Transferees of such trust have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership, limited liability company or other entity;
                    (d)    with respect to any corporation, partnership, limited liability company or other entity (a “Corporate Person”), other than the 2007 Investors:
                        (i) the shareholders, partners, members or other equity holders of such Corporate Person, as applicable, who are Pritzkers, in accordance with their respective rights and interests therein, and/or any Permitted Transferee of any such shareholders, partners, members or other equity holders;
                        (ii) any other corporation, partnership, limited liability company or other entity so long as all of the equity interests in such other corporation, partnership, limited liability company or other entity are owned, directly or indirectly, by such Corporate Person and/or one or more Permitted Transferees of such Corporate Person, and such Corporate Person and/or one or more Permitted Transferees of such Corporate Person has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such other corporation, partnership, limited liability company or other entity; and
                        (iii) any other corporation, partnership, limited liability company or other entity so long as such other corporation, partnership, limited liability company or other entity owns, directly or indirectly, all of the equity interests of such Corporate Person, and such other corporation, partnership, limited liability company or other entity has sole dispositive power and exclusive Voting Control with respect to the equity interests of such Corporate Person;
                    (e)    with respect to any bankrupt or insolvent Person, the trustee or receiver of the estate of such bankrupt or insolvent Person, in such trustee's or receiver's capacity as such; and
                    (f)    with respect to any Person that holds Class B Common Stock as the guardian or conservator of any Person who has been adjudged disabled, incapacitated, incompetent or otherwise unable to manage his or her own affairs, or as the executor, administrator or personal representative of the estate of any deceased Person, or as the trustee or receiver of the estate of a bankrupt or insolvent Person, (i) any Permitted Transferee of such disabled, incapacitated, incompetent, deceased, bankrupt or insolvent Person or (ii) in the event that such disabled, incapacitated, incompetent, deceased, bankrupt or insolvent Person is a 2007 Investor, an Affiliate of such 2007 Investor.
    For the avoidance of doubt, the “Permitted Transferees” of any Person within the meaning of this Section 2(f)(i)(7) may be determined under any one or more than one of the clauses of this Section 2(f)(i)(7), if such clauses are applicable to such Person. For the further avoidance of doubt, references to a "trust" shall mean the trust or the trustee or trustees of such trust acting in such capacity, as the context may require.
    With respect to a share or shares of Class B Common Stock held by a 2007 Investor, following the "Restriction Expiration Date" (as defined in the 2007 Stockholders' Agreement), the "Permitted Transferee" of any 2007 Investor shall be determined for purposes of Sections 2(f)(i)(7)(b) and 2(f)(i)(7)(c) of this Article IV without regard to any references to Pritzkers contained therein.
                (8)    “Person” shall mean any natural person, trust, corporation, partnership, limited liability company or other entity.
                (9)    “Pritzker” shall mean the Pritzker family members, who are the lineal descendants of Nicholas J. Pritzker, deceased, and spouses or surviving spouses of such descendants, any trust that is a Permitted Transferee of any of the foregoing, and any other Person that is a Permitted Transferee of any of the foregoing.
                (10)    “Registered Holder” shall mean (a) the registered holder of any share or shares of Class B Common Stock immediately prior to the consummation of the initial public offering of shares of Class A Common Stock (the “IPO”), (b) the initial registered holder of any share or shares of Class B Common Stock that are originally issued by the Corporation after the consummation of the IPO, and (c) any Person that becomes the registered holder of any share or shares of Class B Common Stock as a result of a Permitted Transfer in accordance with this Section 2(f).
                (11)    “Transfer” of a share or shares of Class B Common Stock shall mean any direct or indirect sale, exchange, assignment, transfer, conveyance, gift, hypothecation or other transfer or disposition (including, without limitation, the granting or exercise of a power of appointment or a proxy, attorney in fact, power of attorney or otherwise) of such share or shares or any legal or beneficial interest in such share or shares, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall include, without limitation, a transfer of a share or shares of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), and the transfer of, or entering into any agreement, arrangement or understanding with respect to, Voting Control over a share or shares of Class B Common Stock. Any sale, exchange, assignment, transfer, conveyance, gift, hypothecation or other transfer or disposition by any Person that is not a Pritzker (other than a 2007 Investor) of less than 5% of the equity interests of any other Person that holds shares of Class B Common Stock, shall not be deemed to result in a “Transfer” of such shares of Class B Common Stock within the meaning of this Section (2)(f)(i)(11). In addition, the existence of, the joinder of any Person to and agreement to become subject to the provisions of, or the voting of shares of Class B Common Stock in accordance with, the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, shall not be deemed to result in a "Transfer" of shares of Class B Common Stock within the meaning of this Section (2)(f)(i)(11).
                (12)    “Voting Control” shall mean, with respect to a share or shares of Class B Common Stock, the power, whether exclusive or shared, revocable or irrevocable, to vote or direct the voting of such share or shares of Class B Common Stock, by proxy, voting agreement or otherwise.
            (ii) Each share of Class B Common Stock shall be convertible into one fully paid and non-assessable share of Class A Common Stock at the option of the holder thereof at any time, and from time to time, upon written notice to the transfer agent of the Corporation.
            (iii) Subject to Section 2(f)(vii) of this Article IV, a share of Class B Common Stock shall automatically, without any further action on the part of the Corporation, any holder of Class B Common Stock or any other party, convert into one fully paid and non-assessable share of Class A Common Stock upon a Transfer of such share, other than a Permitted Transfer; provided, however, that each share of Class B Common Stock transferred to a Permitted Transferee or an Affiliate of a 2007 Investor pursuant to a Permitted Transfer shall automatically convert into one fully paid and non-assessable share of Class A Common Stock if any event occurs, or any state of facts arises or exists, that causes such Person to no longer qualify, as applicable, as a "Permitted Transferee" within the meaning of Section 2(f)(i)(7) of this Article IV or as an "Affiliate" of such 2007 Investor as defined in Section 2(f)(i)(1) of this Article IV.
            (iv)    For so long as the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, as applicable, remains in effect, each share of Class B Common Stock held by (a) any trust that is party to, or any other Person directly or indirectly controlled by any one or more trusts that are party to, or otherwise bound by (including any trust who executes, or whose trustees execute, a joinder to, and thereby become subject to the provisions of) the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, as applicable, or (b) with respect to the Foreign Global Hyatt Agreement, any Person directly or indirectly controlled by any one or more non-United States situs trusts which are for the benefit of one or more Pritzkers (even though such Person is not party to the Foreign Global Hyatt Agreement), shall automatically, without any further action on the part of the Corporation, any holder of Class B Common Stock or any other party, convert into one fully paid and non-assessable share of Class A Common Stock upon any change in the trustees of any such trust that is a Pritzker (in the case of clause (a)) or any such non-United States situs trusts that are Pritzkers (in the case of clause (b)) unless, in connection therewith, the requisite number of trustees necessary to bind such trust (to the extent not already party thereto) execute a joinder to, and thereby become subject to the provisions of, as applicable, the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock.
            (v) Each share of Class B Common Stock shall automatically, without any further action on the part of the Corporation, any holder of Class B Common Stock or any other party, convert into one fully paid and non-assessable share of Class A Common Stock if, as of the record date for determining the stockholders entitled to vote at any annual or special meeting of the stockholders of the Corporation, the aggregate number of shares of Common Stock owned, directly or indirectly, by the Registered Holders is less than fifteen percent of the aggregate number of outstanding shares of Common Stock.
            (vi) The Board of Directors, or any duly authorized committee thereof, may, from time to time, establish such policies and procedures relating to the conversion of a share or shares of Class B Common Stock into a share or shares of Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request or require that holders of a share or shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it may deem necessary or advisable to verify the ownership of such share or shares of Class B Common Stock and to confirm that an automatic conversion into a share or shares of Class A Common Stock has not occurred. If the Board of Directors, or a duly authorized committee thereof, determines that a share or shares of Class B Common Stock have been inadvertently Transferred in a Transfer that is not a Permitted Transfer, or any other event shall have occurred, or any state of facts arisen or come into existence, that would inadvertently cause the automatic conversion of such shares into Class A Common Stock pursuant to Section 2(f)(iii) of this Article IV, and the Registered Holder shall have cured or shall promptly cure such inadvertent Transfer or the event or state of facts that would inadvertently cause such automatic conversion, then the Board of Directors, or a duly authorized committee thereof, may determine that such share or shares of Class B Common Stock shall not have been automatically converted into Class A Common Stock pursuant to Section 2(f)(iii) of this Article IV.
            (vii) In the event of a conversion of a share or shares of Class B Common Stock into a share or shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made (a) in the event of a voluntary conversion pursuant to Section 2(f)(ii) of this Article IV, at the close of business on the business day on which written notice of such voluntary conversion is received by the transfer agent of the Corporation, (b) in the event of an automatic conversion upon a Transfer or if any other event occurs, or any state of facts arises or exists, that would cause an automatic conversion pursuant to Section 2(f)(iii) of this Article IV, at the time that the Transfer of such share or shares occurred or at the time that such other event occurred, or state of facts arose, as applicable, (c) in the event of an automatic conversion of shares upon the failure of the new trustee or trustees to assume the obligations under, as applicable, the 2007 Stockholders' Agreement, the Global Hyatt Agreement, the Foreign Global Hyatt Agreement or the Agreement Relating to Stock, at the time such new trustee or trustees become such, and (d) in the event of an automatic conversion of all shares of Class B Common Stock pursuant to Section 2(f)(v) of this Article IV, at the close of business on the record date on which the Registered Holders own less than the requisite percentage of outstanding shares of Common Stock. Upon any conversion of a share or shares of Class B Common Stock to a share or shares of Class A Common Stock, subject only to rights to receive any dividends or other distributions payable in respect of such share or shares of Class B Common Stock with a record date prior to the date of such conversion, all rights of the holder of a share or shares of Class B Common Stock shall cease and such Person shall be treated for all purposes as having become the registered holder of such share or shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.
    (g)    Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.
        (h)    Limitation on Future Issuance. Except as otherwise provided in or contemplated by Sections 2(b), 2(d) or 2(e) of this Article IV, the Corporation shall not issue additional shares of Class B Common Stock after the Effective Time.
    Section 3. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of a share or shares of Preferred Stock in one or more series and, by filing a certificate of designation pursuant to the DGCL setting forth a copy of such resolution or resolutions, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, and restrictions thereof. The authority of the Board of Directors with respect to the Preferred Stock and any series shall include, but not be limited to, determination of the following:
        (a)    the number of shares constituting any series and the distinctive designation of that series;
        (b)    the dividend rate on the shares of any series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
    (c)    whether any series shall have voting rights, in addition to the voting rights provided by applicable law, and, if so, the number of votes per share and the terms and conditions of such voting rights;
        (d)    whether any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate upon such events as the Board of Directors shall determine;
        (e)    whether the shares of any series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
        (f)    whether any series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
        (g)    the rights of the shares of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
        (h)    any other powers, preferences, rights, qualifications, limitations, and restrictions of any series.
    Notwithstanding the provisions of Section 242(b)(2) of the DGCL, the number of authorized shares of Preferred Stock and Common Stock may, without a class or series vote, be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock, voting together as a single class.

ARTICLE V

BOARD OF DIRECTORS

    Section 1. Powers of the Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by applicable law or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the

directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

    Section 2. Classification of the Board. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series, effective upon the Effective Time, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes as of the Effective Time. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the Effective Time; the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time; and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series, at each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.

    Section 3. Number of Directors. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series, (a) the total number of directors constituting the entire Board of Directors shall consist of not less than five nor more than fifteen members, with the precise number of directors to be determined from time to time exclusively by a vote of a majority of the entire Board of Directors, and (b) if the number of directors is changed, any increase or decrease shall be apportioned among such classes of directors in such manner as the Board of Directors shall determine so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

    Section 4. Removal of Directors. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock with respect to any directors elected by the holders of such series and except as otherwise required by applicable law, any or all of the directors of the Corporation may be removed from office only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class.

    Section 5. Vacancies. Except as may be provided in a resolution or resolutions providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series, any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors (and not by the stockholders), acting by majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next election of the class of directors to which such directors have been appointed and until their successors are elected and qualified.

    Section 6. Bylaws. The Board of Directors shall have the power to adopt, amend, alter, change or repeal any and all Bylaws of the Corporation. In addition, the stockholders of the Corporation may adopt, amend, alter, change or repeal any and all Bylaws of the Corporation by the affirmative vote of the holders of at least eighty percent of the voting power of the Corporation's then outstanding capital stock entitled to vote, voting together as a single class (notwithstanding the fact that a lesser percentage may be specified by applicable law).

Section 7. Elections of Directors. Elections of directors need not be by ballot unless the Bylaws of the Corporation shall so provide.

Section 8. Officers. Except as otherwise expressly delegated by resolution of the Board of Directors, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

ARTICLE VI

STOCKHOLDERS

Section 1. Actions by Consent. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any written consent in lieu of a meeting by such stockholders.

Section 2. Special Meetings of Stockholders. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors or by the Secretary upon direction of the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

ARTICLE VII

DIRECTOR LIABILITY

A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it presently exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right arising prior to the time of such amendment, modification or repeal.

ARTICLE VIII

INDEMNIFICATION

Section 1. Right of Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses

(including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VIII, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

Section 2. Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VIII or otherwise.

Section 3. Claims. If a claim for indemnification (following the final disposition of the Proceeding with respect to which indemnification is sought, including any settlement of such Proceeding) or advancement of expenses under this Article VIII is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under this Article VIII and applicable law.

Section 4. Non-exclusivity of Rights. The rights conferred on any Covered Person by this Article VIII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors or otherwise.

    Section 5. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article VIII after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.
Section 6. Other Indemnification and Advancement of Expenses. This Article VIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE IX

SECTION 203

    The Corporation elects not to be governed by Section 203 of the DGCL.

ARTICLE X

AMENDMENT

    The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner permitted by the DGCL and all rights and powers conferred upon stockholders and/or directors herein are granted subject to this reservation. Except as may be provided in a resolution or resolutions of the Board of Directors providing for any series of Preferred Stock, any such amendment, alteration, change or repeal shall require the affirmative vote of both (a) sixty-six and 2/3rds percent of the entire Board of Directors and (b) eighty percent of the voting power of the Corporation's then outstanding capital stock entitled to vote, voting together as a single class (notwithstanding the fact that a lesser percentage may be specified by applicable law). Any vote of stockholders required by this Article X shall be in addition to any other vote that may be required by applicable law, the Bylaws of the Corporation or any agreement with a national securities exchange or otherwise.

    IN WITNESS WHEREOF, Hyatt Hotels Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer this 4th day of November, 2009

HYATT HOTELS CORPORATION

By:	/s/ Harmit J. Singh
Harmit J. Singh
Chief Financial Officer

CERTIFICATE OF RETIREMENT
OF
38,000,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION
Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 38,000,000 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 38,000,000 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009 provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 38,000,000 shares of Class B Common Stock that converted into 38,000,000 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate of Retirement, the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 38,000,000 shares, such that the total number of authorized shares of the Corporation shall be 1,472,000,000, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 462,000,000 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 11th day of December, 2009.

HYATT HOTELS CORPORATION

By:	/s/ Susan T. Smith
Susan T. Smith
General Counsel, Senior Vice President and Secretary

CERTIFICATE OF RETIREMENT
OF
539,588 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION
Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 539,588 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 539,588 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended by a certificate of retirement of 38,000,000 shares of Class B Common Stock filed with the Secretary of State of the State of Delaware on December 11, 2009, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 539,588 shares of Class B Common Stock that converted into 539,588 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate of Retirement, the Certificate of Incorporation of the Corporation shall be further amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 539,588 shares, such that the total number of authorized shares of the Corporation shall be 1,471,460,412, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 461,460,412 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 14th day of September, 2010.

HYATT HOTELS CORPORATION

By:	/s/ Harmit J. Singh
Harmit J. Singh
Executive Vice President, Chief Financial Officer

CERTIFICATE OF RETIREMENT
OF
8,987,695 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 8,987,695 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 8,987,695 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 8,987,695 shares of Class B Common Stock that converted into 8,987,695 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 8,987,695 shares, such that the total number of authorized shares of the Corporation shall be 1,462,472,717, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 452,472,717 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 18th day of May, 2011.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
863,721 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 863,721 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 863,721 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 863,721 shares of Class B Common Stock that converted into 863,721 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 863,721 shares, such that the total number of authorized shares of the Corporation shall be 1,461,608,996, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 451,608,996 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 14th day of February, 2012.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,000,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 1,000,000 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 1,000,000 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,000,000 shares of Class B Common Stock that converted into 1,000,000 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,000,000 shares, such that the total number of authorized shares of the Corporation shall be 1,461,472,717, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 451,472,717 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 27th day of September, 2012.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,623,529 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES as follows:
1. 1,623,529 outstanding shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of the Corporation have been converted into 1,623,529 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,623,529 shares of Class B Common Stock that converted into 1,623,529 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,623,529 shares, such that the total number of authorized shares of the Corporation shall be 1,458,985,467, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 448,985,467 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 13 day of December, 2012.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,556,713 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION
Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:
1. 1,556,713 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,556,713 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,556,713 shares of Class B Common Stock that converted into 1,556,713 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,556,713 shares, such that the total number of authorized shares of the Corporation shall be 1,457,428,754, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 447,428,754 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 12th day of February, 2013.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,498,019 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION
Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:
1. 1,498,019 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,498,019 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,498,019 shares of Class B Common Stock that converted into 1,498,019 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,498,019 shares, such that the total number of authorized shares of the Corporation shall be 1,455,930,735, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 445,930,735 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 10th day of May, 2013.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
295,072 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:
1. 295,072 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 295,072 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 295,072 shares of Class B Common Stock that converted into 295,072 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 295,072 shares, such that the total number of authorized shares of the Corporation shall be 1,455,635,663, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 445,635,663 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 30th day of May, 2013.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,113,788 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:
1. 1,113,788 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,113,788 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.
2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.
3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,113,788 shares of Class B Common Stock that converted into 1,113,788 shares of Class A Common Stock.
Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,113,788 shares, such that the total number of authorized shares of the Corporation shall be 1,454,521,875, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 444,521,875 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.
Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 13th day of June, 2013.

HYATT HOTELS CORPORATION

By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,122,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,122,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,122,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,122,000 shares of Class B Common Stock that converted into 1,122,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,122,000 shares, such that the total number of authorized shares of the Corporation shall be 1,453,399,875, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 443,399,875 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 5th day of November, 2014.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Rena Hozore Reiss
                            Executive Vice President, General

CERTIFICATE OF RETIREMENT
OF
750,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 750,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 750,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 750,000 shares of Class B Common Stock that converted into 750,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 750,000 shares, such that the total number of authorized shares of the Corporation shall be 1,452,649,875, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 442,649,875 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 25th day of February, 2015.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
    Title: Executive Vice President,
     General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,026,501 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,026,501 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,026,501 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,026,501 shares of Class B Common Stock that converted into 1,026,501 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,026,501 shares, such that the total number of authorized shares of the Corporation shall be 1,451,623,374, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 441,623,374 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 13th day of May, 2015.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
    Title: Executive Vice President,
                                 General Counsel

CERTIFICATE OF RETIREMENT
OF
1,881,636 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,881,636 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,881,636 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,881,636 shares of Class B Common Stock that converted into 1,881,636 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,881,636 shares, such that the total number of authorized shares of the Corporation shall be 1,449,741,738, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 439,741,738 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 22nd day of August, 2016.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
Title: Executive Vice President,
                            General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
500,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 500,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 500,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 500,000 shares of Class B Common Stock that converted into 500,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 500,000 shares, such that the total number of authorized shares of the Corporation shall be 1,449,241,738, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 439,241,738 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 1st day of November, 2016.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
                            Title: Executive Vice President,
                            General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
10,187,641 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 10,187,641 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 10,187,641 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 10,187,641 shares of Class B Common Stock that converted into 10,187,641 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 10,187,641 shares, such that the total number of authorized shares of the Corporation shall be 1,439,054,097, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 429,054,097 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 4th day of November, 2016.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
Name: Rena Hozore Reiss
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
4,500,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 4,500,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 4,500,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 4,500,000 shares of Class B Common Stock that converted into 4,500,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 4,500,000 shares, such that the total number of authorized shares of the Corporation shall be 1,434,554,097, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 424,554,097 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 8th day of December, 2016.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
Name: Rena Hozore Reiss
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,696,476 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,696,476 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,696,476 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,696,476 shares of Class B Common Stock that converted into 1,696,476 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,696,476 shares, such that the total number of authorized shares of the Corporation shall be 1,432,857,621, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 422,857,621 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 21st day of December, 2016.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
Name: Rena Hozore Reiss
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
539,370 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 539,370 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 539,370 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 539,370 shares of Class B Common Stock that converted into 539,370 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 539,370 shares, such that the total number of authorized shares of the Corporation shall be 1,432,318,251, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 422,318,251 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 3rd day of May, 2017.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
Name: Rena Hozore Reiss
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
4,233,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 4,233,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 4,233,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 4,233,000 shares of Class B Common Stock that converted into 4,233,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 4,233,000 shares, such that the total number of authorized shares of the Corporation shall be 1,428,085,251, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 418,085,251 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 18th day of July, 2017.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
Name: Rena Hozore Reiss
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,813,459 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,813,459 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,813,459 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,813,459 shares of Class B Common Stock that converted into 1,813,459 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,813,459 shares, such that the total number of authorized shares of the Corporation shall be 1,426,271,792, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 416,271,792 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 11th day of September, 2017.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
    Title: Executive Vice President,
    General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
10,154,050 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 10,154,050 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 10,154,050 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 10,154,050 shares of Class B Common Stock that converted into 10,154,050 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 10,154,050 shares, such that the total number of authorized shares of the Corporation shall be 1,416,117,742, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 406,117,742 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 14th day of September, 2017.

HYATT HOTELS CORPORATION

By: /s/ Rena Hozore Reiss
    Name: Rena Hozore Reiss
    Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
3,369,493 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 3,369,493 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 3,369,493 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 3,369,493 shares of Class B Common Stock that converted into 3,369,493 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 3,369,493 shares, such that the total number of authorized shares of the Corporation shall be 1,412,748,249, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 402,748,249 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 14th day of December, 2017.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name: Margaret C. Egan
        Title: Senior Vice President,
        Interim General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
135,100 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 135,100 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 135,100 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 135,100 shares of Class B Common Stock that converted into 135,100 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 135,100 shares, such that the total number of authorized shares of the Corporation shall be 1,412,613,149, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 402,613,149 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 14th day of February, 2018.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT

OF
2,249,094 SHARES OF CLASS B COMMON STOCK

OF

HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 2,249,094 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 2,249,094 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 2,249,094 shares of Class B Common Stock that converted into 2,249,094 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 2,249,094 shares, such that the total number of authorized shares of the Corporation shall be 1,410,364,055, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 400,364,055 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 16th day of May, 2018.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
Title: Executive Vice President,
                            General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
300,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 300,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 300,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 300,000 shares of Class B Common Stock that converted into 300,000 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 300,000 shares, such that the total number of authorized shares of the Corporation shall be 1,410,064,055, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 400,064,055 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 31st day of July, 2018.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name: Margaret C. Egan
                            Title: Executive Vice President,
                            General Counsel and Secretary

|

CERTIFICATE OF RETIREMENT
OF
950,161 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 950,161 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 950,161 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 950,161 shares of Class B Common Stock that converted into 950,161 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 950,161 shares, such that the total number of authorized shares of the Corporation shall be 1,409,113,894, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 399,113,894 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 30th day of October, 2018.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
3,654 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 3,654 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 3,654 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 3,654 shares of Class B Common Stock that converted into 3,654 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 3,654 shares, such that the total number of authorized shares of the Corporation shall be 1,409,110,240, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 399,110,240 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 13th day of November, 2018.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
                            Title: Executive Vice President,
                            General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
677,384 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 677,384 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 677,384 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 677,384 shares of Class B Common Stock that converted into 677,384 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 677,384 shares, such that the total number of authorized shares of the Corporation shall be 1,408,432,856, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 398,432,856 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 9th day of August, 2019.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
     Name: Margaret C. Egan
                             Title: Executive Vice President,
                             General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
975,170 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

    Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 975,170 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 975,170 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 975,170 shares of Class B Common Stock that converted into 975,170 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 975,170 shares, such that the total number of authorized shares of the Corporation shall be 1,407,457,686, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 397,457,686 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 19th day of February, 2020.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
    Title: Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
2,766,326 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.2,766,326 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 2,766,326 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

i.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

i.The Board of Directors of the Corporation has adopted resolutions retiring the 2,766,326 shares of Class B Common Stock that converted into 2,766,326 shares of Class A Common Stock.

i.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 2,766,326 shares, such that the total number of authorized shares of the Corporation shall be 1,404,691,360, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 394,691,360 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 17th day of September, 2020.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
    Title: Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
658,030 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.658,030 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 658,030 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

i.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

i.The Board of Directors of the Corporation has adopted resolutions retiring the 658,030 shares of Class B Common Stock that converted into 658,030 shares of Class A Common Stock.

i.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 658,030 shares, such that the total number of authorized shares of the Corporation shall be 1,404,033,330, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 394,033,330 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 10th day of December, 2020.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
    Title: Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,415,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware
Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:
1.    1,415,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,415,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.    The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.    The Board of Directors of the Corporation has adopted resolutions retiring the 1,415,000 shares of Class B Common Stock that converted into 1,415,000 shares of Class A Common Stock.

4.    Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,415,000 shares, such that the total number of authorized shares of the Corporation shall be 1,402,618,330, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 392,618,330 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 4th day of May, 2021.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
    Name:     Margaret C. Egan
    Title: Executive Vice President, General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
783,085 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.783,085 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 783,085 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

i.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

i.The Board of Directors of the Corporation has adopted resolutions retiring the 783,085 shares of Class B Common Stock that converted into 783,085 shares of Class A Common Stock.

i.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 783,085 shares, such that the total number of authorized shares of the Corporation shall be 1,401,835,245 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 391,835,245 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 9th day of September, 2021.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President, General
Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
187,562 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.187,562 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 187,562 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

i.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

i.The Board of Directors of the Corporation has adopted resolutions retiring the 187,562 shares of Class B Common Stock that converted into 187,562 shares of Class A Common Stock.

i.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 187,562 shares, such that the total number of authorized shares of the Corporation shall be 1,401,647,683 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 391,647,683 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 3rd day of November, 2021.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President, General
Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
635,522 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.635,522 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 635,522 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

i.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

i.The Board of Directors of the Corporation has adopted resolutions retiring the 635,522 shares of Class B Common Stock that converted into 635,522 shares of Class A Common Stock.

i.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 635,522 shares, such that the total number of authorized shares of the Corporation shall be 1,401,012,161 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 391,012,161 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 20th day of May, 2022.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
100,000 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

i.100,000 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 100,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

ii.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

iii.The Board of Directors of the Corporation has adopted resolutions retiring the 100,000 shares of Class B Common Stock that converted into 100,000 shares of Class A Common Stock.

iv.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 100,000 shares, such that the total number of authorized shares of the Corporation shall be 1,400,912,161 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 390,912,161 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 9th day of February, 2023.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
471,147 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 471,147 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 471,147 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 471,147 shares of Class B Common Stock that converted into 471,147 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 471,147 shares, such that the total number of authorized shares of the Corporation shall be 1,400,441,014 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 390,441,014 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 8th day of February, 2024.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
2,443,004 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 2,443,004 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 2,443,004 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 2,443,004 shares of Class B Common Stock that converted into 2,443,004 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 2,443,004 shares, such that the total number of authorized shares of the Corporation shall be 1,397,998,010 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 387,998,010 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 8th day of May, 2024.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
612,768 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 612,768 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 612,768 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 612,768 shares of Class B Common Stock that converted into 612,768 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 612,768 shares, such that the total number of authorized shares of the Corporation shall be 1,397,385,242 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 387,385,242 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 5th day of August, 2024.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
1,642,251 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 1,642,251 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 1,642,251 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 1,642,251 shares of Class B Common Stock that converted into 1,642,251 shares of Class A Common Stock.
4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 1,642,251 shares, such that the total number of authorized shares of the Corporation shall be 1,395,742,991 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 385,742,991 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 30th day of October, 2024.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary

CERTIFICATE OF RETIREMENT
OF
236,001 SHARES OF CLASS B COMMON STOCK
OF
HYATT HOTELS CORPORATION

Pursuant to Section 243(b)
of the General Corporation Law
of the State of Delaware

Hyatt Hotels Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), HEREBY CERTIFIES as follows:

1. 236,001 outstanding shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), of the Corporation have been converted into 236,001 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Corporation.

2.The Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on November 4, 2009, as amended, provides that any shares of Class B Common Stock which are converted into shares of Class A Common Stock shall be retired and may not be reissued by the Corporation.

3.The Board of Directors of the Corporation has adopted resolutions retiring the 236,001 shares of Class B Common Stock that converted into 236,001 shares of Class A Common Stock.

4.Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the filing of this Certificate of Retirement the Certificate of Incorporation of the Corporation shall be amended so as to reduce the total authorized number of shares of the capital stock of the Corporation by 236,001 shares, such that the total number of authorized shares of the Corporation shall be 1,395,506,990 such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 385,506,990 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, par value $0.01 per share.

Signature page follows.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Retirement to be signed by its duly authorized officer, this 10th day of February, 2025.

HYATT HOTELS CORPORATION

By: /s/ Margaret C. Egan
Name: Margaret C. Egan
Title: Executive Vice President,
General Counsel and Secretary